Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER
	2008			2007			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 15,182		100.0	$ 15,957		100.0	(4.9)
Cost of products sold	4,372		28.8	4,734		29.7	(7.6)
Selling, marketing and administrative expenses	5,665		37.3	5,721		35.8	(1.0)
Research expense	2,108		13.9	2,328		14.6	(9.5)
In-process research & development (IPR&D)	141		0.9	-		-
Restructuring expense	-		-	-		-
Interest (income)expense, net	17		0.1	(35)		(0.2)
Other (income)expense, net	(638)		(4.2)	877		5.5
Earnings before provision for taxes on income	3,517		23.2	2,332		14.6	50.8
Provision for taxes on income	803		5.3	(42)		(0.3)	NM*
Net earnings	$ 2,714		17.9	$ 2,374		14.9	14.3

Net earnings per share (Diluted)	$ 0.97			$ 0.82			18.3

Average shares outstanding (Diluted)	2,801.6			2,889.2

Effective tax rate	22.8%			(1.8)%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 3,279	(1)	21.6	$ 3,010	(2)	18.9	8.9
Net earnings	$ 2,626	(1)	17.3	$ 2,548	(2)	16.0	3.1
Net earnings per share (Diluted)	$ 0.94	(1)		$ 0.88	(2)		6.8
Effective tax rate	19.9%			15.3%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $141 million with no tax benefit and $0.05 per share, respectively and the exclusion of income representing the net impact of litigation settlements of $379 million, $229 million, and $0.08 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of the NATRECOR® intangible asset write-down of $678 million, $441 million, and $0.15 per share, respectively, and the exclusion of an international tax gain on restructuring of $267 million on net earnings, and $0.09 per share.

*Not meaningful

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS
	2008			2007			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 63,747		100.0	$ 61,095		100.0	4.3
Cost of products sold	18,511		29.1	17,751		29.1	4.3
Selling, marketing and administrative expenses	21,490		33.7	20,451		33.5	5.1
Research expense	7,577		11.9	7,680		12.6	(1.3)
In-process research & development (IPR&D)	181		0.3	807		1.3
Restructuring expense	-		-	745		1.2
Interest (income)expense, net	74		0.1	(156)		(0.3)
Other (income)expense, net	(1,015)		(1.6)	534		0.9
Earnings before provision for taxes on income	16,929		26.5	13,283		21.7	27.4
Provision for taxes on income	3,980		6.2	2,707		4.4	47.0
Net earnings	$ 12,949		20.3	$ 10,576		17.3	22.4

Net earnings per share (Diluted)	$ 4.57			$ 3.63			25.9

Average shares outstanding (Diluted)	2,835.6			2,910.7

Effective tax rate	23.5%			20.4%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 16,731	(1)	26.2	$ 15,513	(2)	25.4	7.9
Net earnings	$ 12,901	(1)	20.2	$ 12,085	(2)	19.8	6.8
Net earnings per share (Diluted)	$ 4.55	(1)		$ 4.15	(2)		9.6
Effective tax rate	22.9%			22.1%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $181 million with no tax benefit and $0.06 per share, respectively, and the exclusion of income representing the net impact of litigation settlements in the fourth quarter of $379 million, $229 million, and $0.08 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $807 million with no tax benefit and $0.28 per share, respectively, the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively, the exclusion of the NATRECOR® intangible asset write-down of $678 million,
$441 million, and $0.15 per share, respectively, and the exclusion of an international tax gain on restructuring of $267 million on net earnings, and
$0.09 per share.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions) FOURTH QUARTER							TWELVE MONTHS
			Percent Change						Percent Change
	2008	2007	Total		Operations	Currency	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,655	1,626	1.8%		1.8	-	$6,937	6,408	8.3%	8.3	-
International	2,200	2,184	0.7		10.6	(9.9)	9,117	8,085	12.8	8.3	4.5
	3,855	3,810	1.2		6.9	(5.7)	16,054	14,493	10.8	8.3	2.5

Pharmaceutical
U.S.	3,430	3,944	(13.0)		(13.0)	-	14,831	15,603	(4.9)	(4.9)	-
International	2,255	2,453	(8.1)		0.5	(8.6)	9,736	9,263	5.1	0.1	5.0
	5,685	6,397	(11.1)		(7.8)	(3.3)	24,567	24,866	(1.2)	(3.1)	1.9

Med Devices & Diagnostics
U.S.	2,582	2,661	(3.0)		(3.0)	-	10,541	10,433	1.0	1.0	-
International	3,060	3,089	(0.9)		5.6	(6.5)	12,585	11,303	11.3	5.8	5.5
	5,642	5,750	(1.9)		1.6	(3.5)	23,126	21,736	6.4	3.5	2.9

U.S.	7,667	8,231	(6.9)		(6.9)	-	32,309	32,444	(0.4)	(0.4)	-
International	7,515	7,726	(2.7)		5.4	(8.1)	31,438	28,651	9.7	4.6	5.1
Worldwide	$15,182	15,957	(4.9	) %	(1.0)	(3.9)	$63,747	61,095	4.3%	1.9	2.4

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER						TWELVE MONTHS
			Percent Change						Percent Change
	2008	2007	Total		Operations	Currency	2008	2007	Total		Operations	Currency
Sales to customers by
geographic area
U.S.	$7,667	8,231	(6.9	) %	(6.9)	-	$32,309	32,444	(0.4	) %	(0.4)	-

Europe	3,851	4,159	(7.4)		2.7	(10.1)	16,782	15,644	7.3		1.8	5.5
Western Hemisphere excluding U.S.	1,187	1,309	(9.3)		6.0	(15.3)	5,173	4,681	10.5		7.7	2.8
Asia-Pacific, Africa	2,477	2,258	9.7		9.9	(0.2)	9,483	8,326	13.9		8.4	5.5
International	7,515	7,726	(2.7)		5.4	(8.1)	31,438	28,651	9.7		4.6	5.1

Worldwide	$15,182	15,957	(4.9	) %	(1.0)	(3.9)	$63,747	61,095	4.3%		1.9	2.4

REPORTED SALES vs. PRIOR PERIOD
$MM
	FOURTH QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

ACIPHEX/PARIET
US	140	166	(15.7%)	(15.7%)	-
Intl	134	181	(26.0%)	(15.5%)	(10.5%)
WW	274	347	(21.0%)	(15.6%)	(5.4%)

CONCERTA
US	208	222	(6.3%)	(6.3%)	-
Intl	72	67	7.5%	34.3%	(26.8%)
WW	280	289	(3.1%)	3.1%	(6.2%)

DURAGESIC/FENTANYL TRANSDERMAL
US	72	72	-	-	-
Intl	200	192	4.2%	10.4%	(6.2%)
WW	272	264	3.0%	7.5%	(4.5%)

LEVAQUIN/FLOXIN
US	393	409	(3.9%)	(3.9%)	-
Intl	18	23	(21.7%)	(7.7%)	(14.0%)
WW	411	432	(4.9%)	(4.2%)	(0.7%)

PROCRIT/EXPREX
US	318	331	(3.9%)	(3.9%)	-
Intl	242	297	(18.5%)	(8.2%)	(10.3%)
WW	560	628	(10.8%)	(5.9%)	(4.9%)

RAZADYNE/REMINYL
US	11	49	(77.6%)	(77.6%)	-
Intl	91	92	(1.1%)	12.1%	(13.2%)
WW	102	141	(27.7%)	(19.1%)	(8.6%)

REMICADE
US	672	661	1.7%	1.7%	-
US Exports (4)	209	246	(15.0%)	(15.0%)	-
Intl	5	1	400.0%	385.4%	14.6%
WW	886	908	(2.4%)	(2.4%)	-

RISPERDAL/RISPERIDONE
US	91	570	(84.0%)	(84.0%)	-
Intl	194	304	(36.2%)	(33.6%)	(2.6%)
WW	285	874	(67.4%)	(66.5%)	(0.9%)

RISPERDAL CONSTA
US	117	108	8.3%	8.3%	-
Intl	202	187	8.0%	20.9%	(12.9%)
WW	319	295	8.1%	16.3%	(8.2%)

TOPAMAX
US	576	535	7.7%	7.7%	-
Intl	104	117	(11.1%)	0.9%	(12.0%)
WW	680	652	4.3%	6.4%	(2.1%)

VELCADE
US	-	3	(100.0%)	(100.0%)	-
Intl	208	162	28.4%	35.9%	(7.5%)
WW	208	165	26.1%	33.5%	(7.4%)

OTHER
US	623	572	8.9%	8.9%	-
Intl	785	830	(5.4%)	3.2%	(8.6%)
WW	1,408	1,402	0.4%	5.5%	(5.1%)

TOTAL PHARMACEUTICAL
US	3,430	3,944	(13.0%)	(13.0%)	-
Intl	2,255	2,453	(8.1%)	0.5%	(8.6%)
WW	5,685	6,397	(11.1%)	(7.8%)	(3.3%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	TWELVE MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

ACIPHEX/PARIET
US	539	645	(16.4%)	(16.4%)	-
Intl	619	712	(13.1%)	(16.6%)	3.5%
WW	1,158	1,357	(14.7%)	(16.6%)	1.9%

CONCERTA
US	830	798	4.0%	4.0%	-
Intl	417	230	81.3%	77.4%	3.9%
WW	1,247	1,028	21.3%	20.4%	0.9%

DURAGESIC/FENTANYL TRANSDERMAL
US	271	391	(30.7%)	(30.7%)	-
Intl	765	773	(1.0%)	(6.3%)	5.3%
WW	1,036	1,164	(11.0%)	(14.5%)	3.5%

LEVAQUIN/FLOXIN
US	1,510	1,564	(3.5%)	(3.5%)	-
Intl	81	82	(1.2%)	(1.0%)	(0.2%)
WW	1,591	1,646	(3.3%)	(3.3%)	-

PROCRIT/EXPREX
US	1,332	1,690	(21.2%)	(21.2%)	-
Intl	1,128	1,195	(5.6%)	(10.5%)	4.9%
WW	2,460	2,885	(14.7%)	(16.7%)	2.0%

RAZADYNE/REMINYL
US	134	194	(30.9%)	(30.9%)	-
Intl	407	337	20.8%	15.1%	5.7%
WW	541	531	1.9%	(1.7%)	3.6%

REMICADE
US	2,810	2,534	10.9%	10.9%	-
US Exports (4)	927	792	17.0%	17.0%	-
Intl	11	1	1000.0%	976.8%	23.2%
WW	3,748	3,327	12.7%	12.7%	-

RISPERDAL/RISPERIDONE
US	1,287	2,198	(41.4%)	(41.4%)	-
Intl	839	1,222	(31.3%)	(35.6%)	4.3%
WW	2,126	3,420	(37.8%)	(39.3%)	1.5%

RISPERDAL CONSTA
US	456	422	8.1%	8.1%	-
Intl	853	706	20.8%	15.2%	5.6%
WW	1,309	1,128	16.0%	12.5%	3.5%

TOPAMAX
US	2,250	2,006	12.2%	12.2%	-
Intl	481	447	7.6%	3.4%	4.2%
WW	2,731	2,453	11.3%	10.5%	0.8%

VELCADE
US	4	8	(50.0%)	(50.0%)	-
Intl	783	526	48.9%	42.1%	6.8%
WW	787	534	47.4%	40.7%	6.7%

OTHER
US	2,481	2,361	5.1%	5.1%	-
Intl	3,352	3,032	10.6%	4.0%	6.6%
WW	5,833	5,393	8.2%	4.5%	3.7%

TOTAL PHARMACEUTICAL
US	14,831	15,603	(4.9%)	(4.9%)	-
Intl	9,736	9,263	5.1%	0.1%	5.0%
WW	24,567	24,866	(1.2%)	(3.1%)	1.9%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM
FOURTH QUARTER
% Change
2008	2007	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	253	394	(35.8%)	(35.8%)	-
Intl	469	474	(1.1%)	1.3%	(2.4%)
WW	722	868	(16.8%)	(15.5%)	(1.3%)

DEPUY
US	727	661	10.0%	10.0%	-
Intl	525	548	(4.2%)	6.2%	(10.4%)
WW	1,252	1,209	3.6%	8.3%	(4.7%)

DIABETES CARE
US	275	337	(18.4%)	(18.4%)	-
Intl	304	306	(0.7%)	7.5%	(8.2%)
WW	579	643	(10.0%)	(6.1%)	(3.9%)

ETHICON ENDO-SURGERY
US	515	481	7.1%	7.1%	-
Intl	602	583	3.3%	11.6%	(8.3%)
WW	1,117	1,064	5.0%	9.0%	(4.0%)

ETHICON (5)
US	363	353	2.8%	2.8%	-
Intl	555	591	(6.1%)	3.5%	(9.6%)
WW	918	944	(2.8%)	3.3%	(6.1%)

ORTHO-CLINICAL DIAGNOSTICS (5)
US	248	245	1.2%	1.2%	-
Intl	204	211	(3.3%)	2.3%	(5.6%)
WW	452	456	(0.9%)	1.7%	(2.6%)

VISION CARE
US	201	190	5.8%	5.8%	-
Intl	401	376	6.6%	5.5%	1.1%
WW	602	566	6.4%	5.7%	0.7%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,582	2,661	(3.0%)	(3.0%)	-
Intl	3,060	3,089	(0.9%)	5.6%	(6.5%)
WW	5,642	5,750	(1.9%)	1.6%	(3.5%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Q4 2008 of $70, $202 and $272 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q4 2007 of $189, $225 and $414 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Dec YTD 2008 of $503, $852 and $1,355 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Dec YTD 2007 of $818, $943 and $1,761 million Domestic, International and Worldwide respectively
(5) Prior year amounts include sales previously reported as "other"

REPORTED SALES vs. PRIOR PERIOD
$MM
TWELVE MONTHS
% Change
2008	2007	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	1,235	1,588	(22.2%)	(22.2%)	-
Intl	1,900	1,837	3.4%	(3.1%)	6.5%
WW	3,135	3,425	(8.5%)	(12.0%)	3.5%

DEPUY
US	2,803	2,638	6.3%	6.3%	-
Intl	2,186	1,949	12.2%	8.3%	3.9%
WW	4,989	4,587	8.8%	7.1%	1.7%

DIABETES CARE
US	1,265	1,260	0.4%	0.4%	-
Intl	1,270	1,113	14.1%	7.8%	6.3%
WW	2,535	2,373	6.8%	3.9%	2.9%

ETHICON ENDO-SURGERY
US	1,901	1,792	6.1%	6.1%	-
Intl	2,385	2,042	16.8%	11.3%	5.5%
WW	4,286	3,834	11.8%	8.8%	3.0%

ETHICON (5)
US	1,450	1,399	3.6%	3.6%	-
Intl	2,390	2,204	8.4%	4.0%	4.4%
WW	3,840	3,603	6.6%	3.9%	2.7%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	997	944	5.6%	5.6%	-
Intl	844	761	10.9%	5.0%	5.9%
WW	1,841	1,705	8.0%	5.4%	2.6%

VISION CARE
US	890	812	9.6%	9.6%	-
Intl	1,610	1,397	15.2%	8.0%	7.2%
WW	2,500	2,209	13.2%	8.6%	4.6%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	10,541	10,433	1.0%	1.0%	-
Intl	12,585	11,303	11.3%	5.8%	5.5%
WW	23,126	21,736	6.4%	3.5%	2.9%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Q4 2008 of $70, $202 and $272 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q4 2007 of $189, $225 and $414 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Dec YTD 2008 of $503, $852 and $1,355 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Dec YTD 2007 of $818, $943 and $1,761 million Domestic, International and Worldwide respectively
(5) Prior year amounts include sales previously reported as "other"

REPORTED SALES vs. PRIOR PERIOD
$MM

	FOURTH QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

SKIN CARE
US	343	323	6.2%	6.2%	-
Intl	501	470	6.6%	15.3%	(8.7%)
WW	844	793	6.4%	11.5%	(5.1%)

BABY CARE
US	109	116	(6.0%)	(6.0%)	-
Intl	414	421	(1.7%)	5.7%	(7.4%)
WW	523	537	(2.6%)	3.2%	(5.8%)

ORAL CARE
US	192	189	1.6%	1.6%	-
Intl	204	190	7.4%	19.3%	(11.9%)
WW	396	379	4.5%	10.5%	(6.0%)

OTC/NUTRITIONALS
US	762	728	4.7%	4.7%	-
Intl	694	687	1.0%	12.6%	(11.6%)
WW	1,456	1,415	2.9%	8.5%	(5.6%)

WOMEN'S HEALTH
US	148	148	-	-	-
Intl	288	313	(8.0%)	1.6%	(9.6%)
WW	436	461	(5.4%)	1.1%	(6.5%)

WOUND CARE / OTHER
US	101	122	(17.2%)	(17.2%)	-
Intl	99	103	(3.9%)	7.0%	(10.9%)
WW	200	225	(11.1%)	(6.1%)	(5.0%)

TOTAL CONSUMER
US	1,655	1,626	1.8%	1.8%	-
Intl	2,200	2,184	0.7%	10.6%	(9.9%)
WW	3,855	3,810	1.2%	6.9%	(5.7%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

REPORTED SALES vs. PRIOR PERIOD
$MM
	TWELVE MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

SKIN CARE
US	1,462	1,329	10.0%	10.0%	-
Intl	1,919	1,722	11.4%	6.7%	4.7%
WW	3,381	3,051	10.8%	8.1%	2.7%

BABY CARE
US	449	444	1.1%	1.1%	-
Intl	1,765	1,538	14.8%	10.1%	4.7%
WW	2,214	1,982	11.7%	8.0%	3.7%

ORAL CARE
US	780	789	(1.1%)	(1.1%)	-
Intl	844	699	20.7%	17.1%	3.6%
WW	1,624	1,488	9.1%	7.4%	1.7%

OTC/NUTRITIONALS
US	3,061	2,620	16.8%	16.8%	-
Intl	2,833	2,522	12.3%	8.2%	4.1%
WW	5,894	5,142	14.6%	12.6%	2.0%

WOMEN'S HEALTH
US	618	623	(0.8%)	(0.8%)	-
Intl	1,293	1,183	9.3%	4.1%	5.2%
WW	1,911	1,806	5.8%	2.4%	3.4%

WOUND CARE / OTHER
US	567	603	(6.0%)	(6.0%)	-
Intl	463	421	10.0%	4.8%	5.2%
WW	1,030	1,024	0.6%	(1.5%)	2.1%

TOTAL CONSUMER
US	6,937	6,408	8.3%	8.3%	-
Intl	9,117	8,085	12.8%	8.3%	4.5%
WW	16,054	14,493	10.8%	8.3%	2.5%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)